Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF APRIL, A.D. 2014, AT 4:34 O'CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE THIRTEENTH DAY OF MAY, A.D. 2014.

Jeffrey W. Bullock, Secretary of State

2797310 8100

140542639

AUTHENTICATION: 1334046

DATE: 04-30-14

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:38 PM 04/30/2014
FILED 04:34 PM 04/30/2014
SRV 140542639 - 2797310 FILE

**CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.**

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is **FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.**

2. The Certificate of Amendment to the Certificate of Incorporation of the Corporation, recorded by the State of Delaware, Secretary of Corporations on September 17, 1997, as thereafter amended, is hereby amended by striking out Article " **FOURTH** " thereof and by substituting in lieu of said Article, the following new " **FOURTH**" Article:

"**FOURTH** : The total number of shares of Capital Stock which the Corporation shall have authority to issue will be 28,000,000, of which 18,000,000 shares shall be Common Stock, par value $0.01 per share, and 10,000,000 shares shall be Preferred Stock, par value $0.01 per share.

a. February 27, 1998 Common Stock Reverse Stock Split: A reverse stock split of the shares of Common Stock of the Corporation subscribed for, accepted or issued by the Corporation prior to January 1, 1998 (the "Original Stock") was effected upon the filing and recording of a Certificate of Amendment of the Certificate of Incorporation of the Corporation on February 27, 1998 (the "Effective Time"), as follows:

(i) Each one hundred (100) shares of Original Stock, having a value of One Cent ($.01) per share on the Effective Date, were combined and converted automatically, and without further action by the holder thereof, into one (1) validly issued share of Common Stock of the Corporation (the "Split Stock"), having a par value of One Cent ($.01) per share and having all of the rights and benefits applicable to the Original Stock and any right, option, warrant or claim to acquire or receive one hundred (100) shares of Original Stock were converted automatically, and without any further action by the holder thereof, into the right to acquire or receive one (1) share of Split Stock upon, and in compliance with, the terms of the right, option, warrant or claim, except that the purchase price per shall be proportionately increased; provided, however, that, with respect to such shares of Split Stock, an aggregate of One Dollar ($1.00) of the consideration paid to the Corporation for each such share of Split Stock shall continue to be treated as capital of the Corporation.

(ii) From and after the Effective Time, subscriptions for or certificates representing shares of Original Stock are deemed to represent only the right to receive shares of Split Stock to which a Stockholder would be entitled pursuant to the reverse stock split affected.

b. Rights, Preferences, and Restrictions of Preferred Stock: The Preferred Stock authorized may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any series of preferred stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The Board of Directors is authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status, which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

c. December 15, 2004, Common Stock Reverse Stock Split: Effective December 15, 2004 (the "Effective Date").

(i) Each three and one half (3.5) issued and outstanding shares of common stock ("Common Stock"), having a par value of One Cent ($.01) per share on Effective Date, shall be combined and converted automatically, and without further action by the holder thereof, into one (1) validly issued share of Common Stock of the Corporation (the "Reverse Split Stock"), having a par value of One Cent ($.01) per share and having all of the rights and benefits applicable to the Common Stock and any right, option,

warrant or claim to acquire or receive three and one half (3.5) shares of Common Stock shall be converted automatically, and without any further action by the holder thereof, into the right to acquire or receive one (1) share of Reverse Split Stock upon, and in compliance with, the terms of the right, option, warrant or claim, except that the purchase price per shall be proportionately increased;

provided, however, that with respect to such shares of Reverse Split Stock, an aggregate of One Dollar ($1.00) of the consideration paid to the Corporation for each such share of Reverse Split Stock shall continue to be treated as capital of the Corporation.

(ii) From and after the Effective Date, subscriptions for or certificates representing shares of Original Common Stock are deemed to represent only the right to receive shares of Reverse Split Stock to which a stockholder would be entitled pursuant to the reverse stock split.

d. **Elimination of Class A Common Stock.** In accordance with Article IV (3) of the Company's "Certificate of Amendment of Certificate of Incorporation of Fusion Telecommunications International, Inc.", filed December 30, 2004, with the State of Delaware, Secretary of Corporations, all shares of Class A Common Stock were automatically converted into Common Stock on February 15, 2006, and accordingly no shares of Class A Common Stock are issued or outstanding. The Class A Common Stock is therefore, hereby eliminated.

e. **May 12, 2014 Reverse Stock Split:** Effective May 13, 2014 (the "Effective Date"):

(i) Each Fifty (50) issued and outstanding shares of common stock ("Old Common Stock"), having a par value of One Cent ($.01) per share, on Effective Date, shall be combined and converted automatically, and without further action by the holder thereof, into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Corporation (the "New Common Stock"), having a par value of One Cent ($.01) per share, and having all of the rights and benefits applicable to the Common Stock (the "Reverse Stock Split"); the conversion and exercise prices of outstanding preferred stock, common stock purchase warrants and options to purchase common stock, and the corresponding conversion and exercise prices thereof, shall be proportionately adjusted to reflect the terms of the Reverse Stock Split consistent with the terms of such instruments; no fractional shares be issued as a result of the Reverse Stock Split, and any fractional share to which a Stockholder may be entitled as a result of the Reverse Stock Split shall be rounded up to the nearest whole share.

(ii) From and after the Effective Date, subscriptions for or certificates theretofore representing shares of Old Common Stock shall be deemed to represent only the right to receive the shares of New Common Stock to which a Stockholder would be entitled by reason of the Reverse Stock Split.

3. This Amendment of the Certificate of Incorporation of the Corporation herein certified has been duly adopted at a meeting of the Stockholders held on March 28, 2014 and a meeting of the Board of Directors held on April 9, 2014; and approval for the Amendment has been given in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4. The effective date of the amendment herein certified shall be May 13, 2014.

IN WITNESS WHEREOF, the undersigned has executed this Amendment of the Certificate of Incorporation of Fusion Telecommunications International, Inc., as of April 30, 2014.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: /s/ Philip Turits

Printed Name: Philip Turits, as Secretary